UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2004

Albertson's, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6187	82-0184434
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 Parkcenter Blvd, PO Box 20, Boise, Idaho		83726
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	208-395-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01. Entry into a Material Definitive Agreement.

Employment Agreement. On December 15, 2004, Albertson’s, Inc. (the "Company") entered into an employment agreement with Paul T. Gannon, Executive Vice President and Chief Marketing Officer of the Company. The employment agreement provides for an initial term of three years and may be extended by the Company upon notice to Mr. Gannon within 60 days of either December 15, 2006 or the second anniversary of any renewal term, as the case may be. In lieu of renewing the agreement, the Company can release Mr. Gannon from his duties during the remaining term of the agreement and pay Mr. Gannon the severance payments described below as if he had been terminated by the Company without Cause. If the parties do not renew the agreement but Mr. Gannon continues on in the employ of the Company following the expiration of the agreement’s term, he will be an "at-will" employee.

The agreement provides Mr. Gannon with a minimum base salary of $610,000 during its term and a guaranteed December 2004 stock grant. In satisfaction of this obligation, on December 15, 2004, the Management Development/Compensation Committee of the Board of Directors of the Company approved a grant to Mr. Gannon of the equity awards described below (see "Equity Compensation", below). The agreement also provides Mr. Gannon the right to participate in annual and/or long-term bonus plans and benefit plans generally provided or made available to all employees at the Executive Vice President level, and the right to receive all perquisites generally provided or made available to all employees at the Executive Vice President level.

Upon termination of Mr. Gannon’s employment with the Company for Cause (as defined in the employment agreement), or termination by Mr. Gannon, Mr. Gannon is only entitled to receive all base salary and vacation accrued but not paid as of the termination date.

If Mr. Gannon’s separation from the Company is due to his death or permanent disability, he will be entitled to the following, payable as soon as practicable:
• all base salary and vacation accrued but not paid as of the termination date;
• his target bonus for fiscal year in which the death or disability occurs, prorated for the actual period of service for that fiscal year; and
• all death or disability benefits Mr. Gannon may be entitled to under the Company’s employee benefit or compensation plans generally.

If Mr. Gannon’s employment with the Company terminates for any reason not described above, Mr. Gannon will be entitled to the following:
• all base salary and vacation accrued but not paid as of the termination date, payable as soon as practicable;
• two times his base salary (at the rate in effect at the time of termination) payable in equal monthly installments over a 24-month period;
• his target bonus for fiscal year in which the termination occurs, prorated for the actual period of service for that fiscal year;
• outplacement services in an amount up to $50,000; and
• continuation of group medical insurance benefits for up to 24 months.

If Mr. Gannon becomes entitled to benefits under both his employment agreement and his severance agreement (see below), the termination benefits under the employment agreement will be reduced to the extent comparable benefits are provided under the severance agreement.

On December 15, 2004, Mr. Gannon also became a party to a Change in Control Severance Agreement with the Company in the form provided to all Executive Vice Presidents and previously filed as and exhibit to the Company’s Annual Report on Form 10-K.

In consideration for the benefits provided to Mr. Gannon under the employment agreement and severance agreement, Mr. Gannon has agreed to be subject to restrictive covenants related to disclosure of confidential information of the Company, nonsolicitation of Company employees, noninterference with Company business relations and a noncompete with the business of the Company.

The descriptions of the employment agreement and severance agreement are qualified in their entirety by the terms of such agreements. Copies of the form of the agreements are attached or incorporated by reference as exhibits to this report and are incorporated herein by reference.

Equity Awards. On December 15, 2004, the Management Development/Compensation Committee of the Board of Directors of the Company approved restricted stock unit awards ("RSUs") under the Albertson’s, Inc. 2004 Equity and Performance Incentive Plan (the "2004 Plan") and Albertson’s, Inc. Amended and Restated 1995 Stock-Based Incentive Plan (the "1995 Plan") and option grants under the 1995 Plan to certain key employees of the Company, including the Company’s executive officers. Pursuant to such approval, on December 16, 2004, the Company granted the following awards to the following executive officers either included as "named executive officers" in the Company’s Proxy Statement for its 2004 Annual Meeting of Stockholders, or reasonably expected to be so included in the Proxy Statement for the 2005 Annual Meeting:

Lawrence R. Johnston: 253,500 RSUs and 750,000 options
Romeo R. Cefalo: 20,444 RSUs and 62,500 options
C.J. "Gabe" Gabriel: 36,799 RSUs and 37,500 options
Paul T. Gannon: 30,666 RSUs and 31,250 options
John R. Sims: 24,533 RSUs and 75,000 options
Felicia D. Thornton: 30,666 RSUs and 31,250 options

All restricted stock units and options vest in five equal annual installments beginning on December 16, 2005. Restricted stock units for executive officers other than Mr. Johnston are automatically deferred until separation from the Company, unless further deferred at the option of the executive. Mr. Johnston’s restricted stock units will be distributed on each vesting date unless otherwise deferred by Mr. Johnston. The Company entered into award agreements evidencing the above referenced awards with each of the executive officers. Copies of the form of the agreements are attached or incorporated by reference as exhibits to this report and are incorporated herein by reference.

Director Compensation. On December 16, 2004, the Board of Directors of the Company approved, effective as of January 1, 2005, minor administrative modifications to the non-employee director compensation program in place in 2004 and described in the Company’s Proxy Statement for its 2004 Annual Meeting of Stockholders. In addition, the Board approved an increase to the annual committee chair fee for the Audit/Finance Committee from $10,000 to $15,000, in recognition of the significant responsibility and time commitment associated with this position.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.54 Employment Agreement between Albertson’s, Inc. and Paul Gannon, dated as of December 15, 2004

10.55 Form of Albertsons Change of Control Severance Agreement for the Chief Operating Officer and Executive Vice Presidents is incorporated by reference to Exhibit 10.43 of Form 10-Q for the quarter ended October 31, 2002

10.56 Form of Award of Stock Option is incorporated by reference to Exhibit 10.46.1 of Form 10-Q for the quarter ended October 31, 2002

10.57 Form of Award of Deferred Restricted Stock Units (1995 Plan)

10.58 Form of Award of Deferred Restricted Stock Units (2004 Plan)

10.59 Form of Award of Deferrable Restricted Stock Units

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertson's, Inc.

December 20, 2004	By:	John R. Sims

Name: John R. Sims
Title: Executive Vice President and General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

10.54	Employment Agreement between Albertson's, Inc. and Paul Gannon, dated as of December 15, 2004
10.57	Form of Award of Deferred Restricted Stock Units (1995 Plan)
10.58	Form of Award of Deferred Restricted Stock Units (2004 Plan)
10.59	Form of Award of Deferrable Restricted Stock Units